SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                            (AMENDMENT NO. _______)

Filed by the Registrant                            [x]
Filed by a Party other than the Registrant         [_]

Check  the  appropriate  box:

[_]   Preliminary  Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting  Material  under  Rule  14a-12

                            TRIMAINE HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)

Payment  of  Filing  Fee  (Check  appropriate  box):

[x]   No  fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

  1)  Title of each class of securities to which transaction applies:

      __________________________________________________________________

  2)  Aggregate  number  of  securities  to  which  transaction applies:

      __________________________________________________________________

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      __________________________________________________________________

  4)  Proposed  maximum  aggregate  value  of transaction:

      __________________________________________________________________

  5)  Total  fee paid:

      __________________________________________________________________

[_]   Fee  paid  previously  with  preliminary  materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)  Amount  Previously Paid:

      __________________________________________________________________

  2)  Form,  Schedule  or  Registration  Statement No.:

      __________________________________________________________________

  3)  Filing Party:

      __________________________________________________________________

  4)  Date Filed:

      __________________________________________________________________

                            TRIMAINE HOLDINGS, INC.
              Floor 21, Millennium Tower, Handelskai 94-96, A-1200
                                Vienna, Austria

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of TriMaine Holdings, Inc.:

       Notice is hereby given that the Annual Meeting of Shareholders of TriMaine Holdings, Inc., a Washington corporation (the "Company"), will be held at Floor 21, Millennium Tower, Handelskai 94-96, A-1200, Vienna, Austria, at 9:00 a.m., Central European Time, July 16, 2003 (the "Annual Meeting") for the following purposes:

  1.   To  elect  one  (1)  director  of  the  Company.

  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The directors have fixed the close of business on May 23, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

                         By Order of the Board of Directors


                         Michael  J.  Smith
                         President

June  __,  2003

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY THAT ACCOMPANIES THIS NOTICE OF ANNUAL MEETING IN THE ENCLOSED ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                             TRIMAINE HOLDINGS, INC.

                                 PROXY STATEMENT

      This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the management of TriMaine Holdings, Inc. (the "Company") of proxies for use at the annual meeting of shareholders to be held at Floor 21, Millennium Tower, Handelskai 94-96, A-1200, Vienna, Austria, on
July 16, 2003, and any adjournments thereof (the "Annual Meeting"). If the enclosed form of proxy (the "Proxy") is properly executed and received by the Company prior to the Annual Meeting or any adjournment thereof, the shares of common stock, $.01 par value per share (the "Common Shares") or Preferred Stock, Series B, $.01 par value per share (the "Preferred Shares"), represented by your Proxy will be voted in the manner directed. In the absence of voting instructions, the Common Shares and Preferred Shares (together, the "Shares") will be voted for the nominees for director. The Proxy may be revoked at any time prior to its use by filing a written notice of revocation of Proxy or a Proxy bearing a date later than the date of the Proxy with the Secretary of the Company, Mr. Rene Randall, c/o Floor 21, Millennium Tower, Handelskai 94-96, A-1200, Vienna, Austria. You also may revoke your Proxy in person at the Annual Meeting. If you attend the Annual Meeting and have submitted a Proxy, you need not revoke your Proxy and vote in person unless you elect to do so. The Proxy Statement and Proxy are being mailed to Shareholders commencing on or about June 10, 2003.

      The holders of one-third of the Shares outstanding and entitled to vote at the Annual Meeting must be present in person or represented by proxy in order for a quorum to be present. Under applicable Washington law, abstentions and broker non-votes will be counted for purposes of establishing a quorum, but will have no effect on the vote on the election of the nominees for director.

      Proxies will be solicited primarily by mail and may also be solicited personally and by telephone by directors, officers and regular employees of the Company without additional remuneration therefor. The Company also may reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding Proxies and Proxy materials to the beneficial owners of the Shares. All costs of solicitation of Proxies will be borne by the Company. The Company does not presently intend to employ any other party to assist in the solicitation process.

      The close of business on May 23, 2003, has been fixed as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

      On the Record Date, there were 15,241,897 Common Shares and 60,000 Preferred Shares issued and outstanding. Each Common Share and each Preferred Share is entitled to one vote on each of the matters properly presented at the Annual Meeting. Only Shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. Under the Company's Articles of Incorporation, cumulative voting in the election of directors is not permitted. Assuming a quorum is present, directors will be elected by the plurality of votes cast at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following tables set forth certain information regarding the beneficial ownership of the Company's voting securities as of May 23, 2003, by each shareholder who is known by the Company to own more than five percent of each class outstanding. The following is based solely on statements filed with the Securities and Exchange Commission (the "SEC") and other information the Company believes to be reliable. None of the Company's executive officers or directors owns any of the Company's equity securities.


NAME              NUMBER OF                                 PERCENTAGE
AND ADDRESS       COMMON      PERCENTAGE OF   NUMBER OF     OF
OF BENEFICIAL     SHARES      OUTSTANDING     PREFERRED     OUTSTANDING
OWNER             HELD        COMMON SHARES   SHARES HELD   PREFERRED SHARES
-------------     ----------  -------------   -----------   ----------------
MFC Bancorp Ltd.  12,648,908      83%           60,000(1)        100.0%
Floor 21,
Millennium
Tower,
Handelskai
94-96, A-1200,
Vienna, Austria



NAME
AND ADDRESS               PERCENTAGE OF
OF BENEFICIAL             OUTSTANDING
OWNER                     VOTING SHARES
-------------             ---------------
MFC Bancorp Ltd.            83.1%(1)
Floor 21, Millennium
Tower, Handelskai
94-96, A-1200,
Vienna, Austria

______________________

(1) Includes 60,000 Preferred Shares over which MFC Bancorp Ltd. ("MFC") shares voting and dispositive power with Drummond Financial Corporation ("Drummond"). MFC beneficially owns 96% of the outstanding voting securities of Drummond, comprised of shares of Common Stock of Drummond as to which MFC shares voting and dispositive power with its wholly-owned subsidiaries Sutton Park International Limited and Ballinger Corporation, and all of Drummond's Series 1, Preferred Stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      Pursuant to resolutions of the Board of Directors under authority granted by the Company's Articles of Incorporation and bylaws, the number of directors of the Company is established at three. Presently there are three directors. No nominees have been named to fill vacant director positions. The votes of a plurality of the Shares present in person or by Proxy at the Annual Meeting are required to elect the directors.

      The Board of Directors is divided into three classes. Directors are elected for three-year terms. Young Soo Ko was elected to the Board in 2001 as a member of Class II and will be elected for a term expiring at the annual meeting of shareholders in 2006, or until his successor is elected and qualified. The term of the remaining directors does not expire at this Annual Meeting.

      Mr. Ko has indicated that he is willing and able to serve as a director. If Mr. Ko becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. Proxies received by the Company on which no designation is made will be voted FOR the nominee.

                                    DIRECTORS

      The following table sets forth information regarding the nominee for election as a director and each director whose term of office will continue after the Annual Meeting.


                    Current                                       Expiration of
                    Position                                      Term
Name                with Company                     Age          as a Director
-----               --------------------------       ---          -------------
Michael J. Smith    President, Chief Financial       55           2005
                    Officer and Director

Young Soo Ko        Director                         45           2003

Roy Zanatta         Director                         38           2004


      Michael J. Smith became President of the Company during 1996 and has served as Chief Financial Officer and a director since January 1994. From that date until 1996, he was Executive Vice President of the Company. Mr. Smith was Chief Financial Officer of Mercer International Inc. from May 1988 until 1996. He is President, Chief Executive Officer, and a director of MFC. Mr. Smith is Chief Executive Officer, Chief Financial Officer and a director of Drummond Financial Corporation. Mr. Smith is also a director, President and Chief
Executive Officer of Euro Trade & Forfaiting, Inc. and Cybernet Internet Services International, Inc. He is a member of the management board of DTA Holding Aktiengesellschaft.

      Young Soo Ko was elected to the Board of Directors in 2001. Since 1991, Mr. Ko has been a Managing Director of Sung Sim Services Ltd., a Hong Kong based trading company. From 1984 to 1991, Mr. Ko was a manager of Kolon Trading Co. Ltd. in Seoul, Korea and Hong Kong. He is a graduate of Dankook University in Seoul, Korea with a degree in International Commerce. Mr. Ko is a director of Drummond Financial Corporation.

      Roy Zanatta has been a director of the Company since December 1999. Since 1993, he has been Vice President of MFC and also acts as Secretary thereof. He is a director of Cybernet Internet Services International, Inc. Mr. Zanatta has a Masters of Business Administration from McGill University.

      During the fiscal year ended December 31, 2002 the Board held no meetings but acted by unanimous written consent on three occasions.

COMMITTEES  OF  THE  BOARD

      The Company has established a Compensation Committee. The members of the Compensation Committee are Mr. Ko and Mr. Zanatta. The Compensation Committee did not meet during 2002.

      The Company has established an Audit Committee. The function of the Audit Committee is to meet with and review the results of the audit of the financial statements performed by the independent public accountants and to recommend the selection of independent public accountants. The member of the Audit Committee is Mr. Ko. The Audit Committee met once in 2002. The Company has not adopted a written Audit Committee charter.

      The  Company  does  not  have  a  Nominating  Committee.

                             EXECUTIVE COMPENSATION

      The following table sets forth information on the annual compensation for each of the Company's last three fiscal years paid to the Company's chief executive officer and those executive officers that earned aggregate annual remuneration from the Company in excess of $100,000 during the fiscal year ended December 31, 2002 (the "Named Executive Officers"). None of the Company's Named Executive Officers received aggregate annual remuneration from the Company in excess of $100,000 during the fiscal year ended December 31, 2002.


                                       Annual
                                    Compensation                  Long Term
                           ----------------------------------     Compensation
Name                                              Other           Securities
and                                               Annual          Underlying
Principal                    Salary    Bonus      Compensation    Options/SARS
Position           Year        ($)      ($)           ($)              (#)
--------           ----     -------   ------      ------------    ------------
Michael J. Smith   2002        -        -               -             -
Chief Executive    2001      65,000   150,000           -             -
Officer            2000      50,000     -               -             -

Name
And                 All Other
Principal           Compensation
Position                ($)
---------           ------------
Michael J. Smith         -
Chief Executive          -
Officer                  -


EMPLOYMENT  AGREEMENT

      Mr. Smith and the Company are parties to an employment agreement dated as of June 23, 1994 (the "Agreement"). The Agreement generally provides, subject to certain termination provisions, for continued employment of Mr. Smith for a period of 36 months with automatic one-month renewals, so that the Agreement at all times has a remaining term of 36 months. The Agreement provides for a base salary and other compensation as determined by the board of directors. The Agreement contains change-in-control provisions pursuant to which, if a change in control (as defined in the Agreement) occurs, Mr. Smith may only be discharged for cause. In the event Mr. Smith is terminated without cause or resigns for good reason (as defined in the Agreement) within eighteen months of the change in control, he shall be entitled to a severance payment of three times his annual salary under the Agreement and all unvested rights in any stock option or other benefit plans shall vest in full. If Mr. Smith is terminated without cause or resigns for good reason after eighteen months of the change in control, he shall be entitled to a severance payment of a proportionate amount based on the length of time remaining in the term of the Agreement of three times his annual salary under the Agreement and all unvested rights in any stock option or other benefit plans shall vest in full. In addition, Mr. Smith will continue to receive equivalent benefits as were provided at the date of termination for the remaining term of the Agreement.

STOCK  OPTIONS

      No stock options were granted to Mr. Smith during 2002. None of the Company's Named Executive Officers hold any outstanding options.

COMPENSATION  OF  DIRECTORS

      The directors do not receive cash compensation for their services as directors and the Company has no standard or other arrangements to pay its directors for their services as directors of the Company. The Company reimburses the directors and officers for their expenses incurred in connection with their duties as directors and officers of the Company.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

      Roy  Zanatta  and  Young  Soo  Ko  served  as  members of the Compensation
Committee of the Board of Directors during the year ended December 31, 2002. Neither Mr. Zanatta nor Mr. Ko was an officer or employee of the Company during the year ended December 31, 2002, or has formerly been an officer of the Company. Michael J. Smith, the President, Chief Financial Officer and a director of the Company, is President, Chief Executive Officer and a director of MFC. Mr. Zanatta was also an executive officer of MFC during the year ended December 31, 2002.

REPORT  OF  THE  AUDIT  COMMITTEE

      The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2002 with management. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the Company's independent auditors their independence. The Audit Committee has considered whether the provision of services by the independent auditors other than audit related conflicts with the independence of the auditors.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

      The member of the Audit Committee is an "independent director" as that term is defined by Nasdaq Stock Market Rule 4200(a)(14).

                                             AUDIT  COMMITTEE

                                             Young  Soo  Ko

PERFORMANCE  GRAPH

THE FOLLOWING PERFORMANCE GRAPH INCLUDED IN THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING FOR REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THE ACTS.

      The information set forth in the table below and the graph on the following page compares the value of the Common Shares to the Nasdaq Market Index and to the MG Industry Group Index for Real Estate Investment Trusts prepared by Media General Financial Services. Each of the total cumulative returns presented assumes a $100 investment on December 31, 1997.

                                [GRAPH OMITTED]


COMPANY NAME OR INDEX    1997     1998     1999      2000      2001      2002
---------------------   ------   ------   ------    ------    ------    ------
TriMaine Holdings, Inc. 100.00   55.55    55.48     22.23     106.69    124.47
REIT Residential        100.00   86.79    95.56     126.46    139.17    131.97
NASDAQ Market Index     100.00   141.04   248.76    156.35    124.64    86.94


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During  2002, the Company received a dividend-in-kind from MFC with a fair
value  of  $46,000.   Mr.  Smith is the President, Chief Executive Officer and a
Director  of  MFC.

      At  December 31, 2002, the Company had amounts payable to MFC of $506,000.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's officers and directors, and any beneficial owner of more than 10% of the outstanding Common Shares file reports of ownership and changes of ownership with the SEC. Officers, directors and beneficial owners of more than 10% of the outstanding Common Shares are required by SEC regulation to furnish the Company with copies of all such reports they file.

      Based solely on the review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under
Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2002, all of its officers and directors filed all required reports under Section 16(a) in a timely manner.

                      INDEPENDENT ACCOUNTANTS AND AUDITORS

      Peterson Sullivan P.L.L.C., Certified Public Accountants ("Peterson Sullivan") has been selected by the Directors to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2003. Peterson Sullivan have examined the consolidated financial statements of the Company and its subsidiaries each year since its inception. Representatives of Peterson Sullivan are not expected to be present at the Annual Meeting.

      Fees  paid  to  Peterson  Sullivan  by  the  Company during 2002 included:

      Audit Fees. The Company paid Peterson Sullivan $35,564 in fees related to the audit of the annual financial statements and the reviews of the quarterly financial statements.

      Financial Information Systems. The Company made no payments to Peterson Sullivan related to the operation, supervision, design, or implementation of the Company's financial information systems.

      All Other Fees. All other fees paid to Peterson Sullivan in 2002 totaled $16,182. These services were comprised mainly of accounting and tax services.

                          FUTURE SHAREHOLDER PROPOSALS

      Any proposal that a Shareholder intends to present at the next Annual Meeting of Shareholders must be received by the Company on or before February 10, 2004. In addition, a stockholder proposal received by the Company, which is presented otherwise than in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, will be considered untimely if received after April 25, 2004, and the Company will have discretionary authority to vote its proxies with respect to any such proposal.

                                  OTHER MATTERS

      The  directors  know  of no matter other than those mentioned in the Proxy
Statement to be brought before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the Proxy holders to vote the Proxies in accordance with their judgment. If there are insufficient votes to approve any of the proposals contained herein, the Directors may adjourn the Annual Meeting to a later date and solicit additional Proxies. If a vote is required to approve such adjournment, the Proxies will be voted in favor of such adjournment.

      A copy of the Company's Annual Report on Form 10-K to the SEC will be provided to Shareholders without charge upon written request directed to
Shareholders Information, TriMaine Holdings, Inc., Floor 21, Millennium Tower, Handelskai 94-96, A-1200 Vienna, Austria. This Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2002 are also available on the SEC's website at www.sec.gov.



     By  Order  of  the  Board  of  Directors

     Date:  June  __,  2003.

                                      PROXY

                            TRIMAINE HOLDINGS, INC.
              Floor 21, Millennium Tower, Handelskai 94-96, A-1200
                                Vienna, Austria

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRIMAINE HOLDINGS, INC.

     The undersigned hereby appoints Michael J. Smith and Rene Randall and each of them, as proxies, each with the power of substitution to represent and to vote as designated below, all the shares of common stock and all of the shares of Preferred Stock, Series B, of TriMaine Holdings, Inc. held of record by the undersigned on May 23, 2003, at the Annual Meeting of Shareholders to be held on July 16, 2003, or any adjournment thereof.

1.     Election  of  Directors:


       FOR the nominee
       listed below                       WITHHOLD AUTHORITY to
       (except as marked to               vote for the nominee
       the contrary below)     [_]        listed below             [_]

       (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

       Young  Soo  Ko  (Term  will  expire  in  2006)

2.     In  their  discretion, the Proxy holders are authorized to vote upon such
       other  business  as  may  properly  come   before  the  meeting.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

     Please sign exactly as name appears on your share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED:  ________________________,  2003

                                    ____________________________________________
                                                   Signature

                                    ____________________________________________
                                                   Print  Name

                                    ____________________________________________
                                                   Signature,  if  jointly  held

                                    ____________________________________________
                                                   Print  Name

                                    ____________________________________________
                                                   Number  of  shares  held

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.